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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

     AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company and Insignia Properties, Inc. and AIMCO/IPT, Inc. agree that the Amendment No. 7 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.


Date: February 9, 2001
                                              AIMCO PROPERTIES, L.P.

                                              By: AIMCO-GP, INC.
                                                  (General Partner)

                                              By: /s/ Patrick J. Foye
                                                 -------------------------
                                                  Executive Vice President


                                              AIMCO-GP, INC.

                                              By: /s/ Patrick J. Foye
                                                 -------------------------
                                                  Executive Vice President


                                              APARTMENT INVESTMENT
                                              AND MANAGEMENT COMPANY

                                              By: /s/ Patrick J. Foye
                                                 -------------------------
                                                  Executive Vice President


                                              AIMCO/IPT, INC.

                                              By: /s/ Patrick J. Foye
                                                 -------------------------
                                                  Executive Vice President


                                              INSIGNIA PROPERTIES, L.P.

                                              By: AIMCO/IPT, INC.
                                                  (General Partner)

                                              By: /s/ Patrick J. Foye
                                                 -------------------------
                                                  Executive Vice President